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                                  EXHIBIT 10.48

                             SECOND AMENDMENT OF THE
                             COLLABORATION AGREEMENT

      This Second Amendment (this "SECOND AMENDMENT") to the Collaboration Agreement is made and entered into as of October 7, 2003, by and between EPIMMUNE INC., having a principal place of business at 5820 Nancy Ridge Drive, San Diego, CA 92121 ("EPMN"), and GENENCOR INTERNATIONAL, INC., having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "PARTIES") agree as follows:

      WHEREAS, the Parties have entered into that certain Collaboration Agreement dated July 9, 2001, as amended by the First Amendment of the Collaboration Agreement, dated October 16, 2002 (the "COLLABORATION AGREEMENT"); and

      WHEREAS, the Parties wish to amend the Collaboration Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and EPMN do hereby mutually agree as follows:

A. Article VII shall be amended to add new section 7.3 as follows:

   7.3 Transgenic Animals. Transgenic animals (A2, A11 and B7 transgenic mice) provided by EPMN to GCOR pursuant to Section 7.2, for research purposes within the Program, can be used beyond the Collaboration Term solely as related to the development of Licensed Products; provided, that, the right to use such transgenic animals shall automatically terminate upon the termination or expiration of the License Agreement.

B. All terms and conditions of the Collaboration Agreement remain in full force and effect, as modified hereby and are hereby ratified by the parties.

C. From and after the effective date of this Second Amendment to the Collaboration Agreement, the term "Agreement" shall be deemed to mean the Collaboration Agreement as hereby modified.

      IN WITNESS WHEREOF, the Parties have caused this Second Amendment to the Collaboration Agreement to be executed by and through their duly authorized representatives as of the date first above written.

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                             SECOND AMENDMENT OF THE
                             COLLABORATION AGREEMENT

EPIMMUNE INC.

By:   /s/ Robert J. De Vaere
     ---------------------------
     Robert J. De Vaere
     Vice President, Finance and
     Chief Financial Officer

GENENCOR INTERNATIONAL, INC.

By:    /s/ Mark A. Goldsmith
     -----------------------------
       Mark A. Goldsmith, MD, Ph.D.

Title: Senior Vice President, Health Care

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